Exhibit 10.9

THIS AMENDMENT is made this 28th day of June 2018 BETWEEN:

(1)	KNIGHT OCEAN NAVIGATION CO., having its registered office at 80 Broad Street, Monrovia, Republic of Liberia ("Knight"); and
(2)	V.SHIPS LIMITED, of Zina Kanther 16-18, Agia Triada, 3035 Limassol, Cyprus (the "Managers").

WHEREAS:

(A)
Knight and the Managers have entered into a Ship Technical Management Agreement with respect to the motor vessel KNIGHTSHIP with IMO no. 9507893 (the "Vessel") dated November 23, 2016 (the "Management Agreement");

(B)	Knight have entered into negotiations with Hanchen Limited, of the Republic of the Marshall Islands (the "New Owners") for the sale and the chartering of the Vessel in a bareboat basis; and
(C)
The New Owners will acquire the vessel pursuant to a Memorandum of Agreement entered into between Knight, as sellers and the New Owners, as buyers dated June 28, 2018 (the "MOA") and Knight will charter back the Vessel on a bareboat basis pursuant to a Bareboat Charter Agreement in the BARECON 2001 form entered into between the New Owners, as owners and Knight, as bareboat charterer dated June 28, 2018 (the "Bareboat Charter").

IT IS NOW THEREFORE MUTUALLY UNDERSTOOD AND AGREED BETWEEN THE PARTIES HEREOF AS FOLLOWS:

1.	With effect from the date of delivery of the Vessel pursuant to the MOA and the Bareboat Charter, Part I of the Management Agreement shall be deleted in its entirety and replaced with the following:
" SHIP TECHNICAL MANAGEMENT AGREEMENT - PART I

1. Vessel Details
Name: KNIGHTSHIP	GT/NT: 93,186 / 59,500
Flag: LIBERIA	Class: BV
Type: BULK CARRIER	Year Built: 2010
IMO number: 9507893
2. Disponent Owners – Bareboat Charterers

Name: KNIGHT OCEAN NAVIGATION CO.
2.1 Disponent Owners – Bareboat Charterers' Registered Address (where the company is registered):
     80 BROAD STREET, MONROVIA, REPUBLIC OF LIBERIA

     Country of Incorporation:     REPUBLIC OF LIBERIA

2.2 Disponent Owners – Bareboat Charterers' Business Establishment Address (head office and principal place of business):
     154 VOULIAGMENIS AVENUE, 16674 GLYFADA, ATHENS, GREECE
    Telephone Number: +30 213 018 1507     Fax Number:

Contact Name: Theodora Mitropetrou Position: General Counsel
Email address: insurance@seanergy.gr 2.3 Disponent Owners – Bareboat Charterers' VAT registration number if business establishment address at 2.2 is in the European Union:
3. Managers
Name: V.SHIPS LIMITED
Registered Office: ZINA KANTHER 16-18, AGIA TRIADA, 3035 LIMASSOL
Country of Incorporation: CYPRUS

Telephone Number: +357 25 848400 Fax Number: +357 25 560170
Contact Name: Nicholas Barham Position: Director Email address: nicholas.barham@vships.com
4. Date of Commencement of Agreement (Clause 2.1) 29 June 2018
5. Notices to Disponent Owners – Bareboat Charterers: at the Disponent Owners – Bareboat Charterers' Principal Place of Business address, fax number and email address stated in Box 3

6.     Notices to Managers:   at the address, fax number and email address stated in Box 3 with a copy to Marine Legal Services Limited, 1st floor, 63 Queen Victoria Street, London EC4N 4UA tel (44) (0) 20 7329 2422 Email: craig.brown@marinelegal.co.uk

It is mutually agreed between the party mentioned in Box 2 of Part I (hereinafter called "the Disponent Owners – Bareboat Charterers") and the party mentioned in Box 3 of Part I (hereinafter called "the Managers") that this Agreement consisting of PARTS I to VII inclusive shall be performed subject to the conditions contained herein. In the event of a conflict of conditions, the provisions of an applicable Appendix of Part III shall prevail over the provisions of PART II to the extent of such conflict but only in respect of the Management Service to be provided in terms of such applicable Appendix. In the event of a conflict between the Fee Schedule and the provisions of an applicable Appendix of Part III, the provisions of the Fee Schedule shall prevail.

DATE OF AGREEMENT:
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Signature(s) (Disponent Owners- Bareboat Charterers)	Signature(s) (Managers)

/s/ Stamatios Tsantanis	/s/ Nicholas Barham
Stamatios Tsantanis	Nicholas Barham
Title: President	Title: Director

2.
With effect from the date of delivery of the Vessel pursuant to the MOA and the Bareboat Charter, all references in the Management Agreement to "Owners", shall mean "Disponent Owners – Bareboat Charterers".

Except as provided hereinabove, the terms and conditions of the Management Agreement shall remain unchanged and in full force and effect.
IN WITNESS WHEREOF the parties hereto have caused this Addendum to be executed by their duly authorised representatives on the date written above.
EXECUTED By Stamatios Tsantanis for and on behalf of KNIGHT OCEAN NAVIGATION CO.	) ) ) )	/s/ Stamatios Tsantanis .........................................

EXECUTED By Nicholas Barham for and on behalf of KNIGHT OCEAN NAVIGATION CO.	) ) ) )	/s/ Nicholas Barham ......................................

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